UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2014

AMERICAN MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware                001-35257                27-0855785

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1400 16th Street, Suite 310 Denver, Colorado (Address of principal executive offices)	80202 (Zip Code)

Registrant’s telephone number, including area code: (720) 457-6060

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Pursuant to Treasury Regulation (26 C.F.R.) Section 301.6223(g)-1, American Midstream Partners, LP (the “Partnership”), hereby notifies the Partnership’s unitholders that the Internal Revenue Service (the “IRS”) intends to commence an audit of the Partnership’s 2012 partnership tax return. The Partnership understands this to be a routine audit of various items of partnership income, gain, deductions, losses and credits. The audit is in its preliminary stages so it is not known whether the IRS will propose any adjustments to the Partnership’s tax returns, whether such adjustments would be material, or how such adjustments would affect unitholders. The Partnership is making this disclosure, on behalf of the Partnership’s Tax Matters Partner, to satisfy the IRS requirement that a copy of the Notice of Beginning of Administrative Proceeding (the “NBAP”) be provided to certain of the Partnership’s partners. The Partnership, through its Tax Matters Partner and tax advisers, will cooperate with the IRS examiners auditing the Partnership’s 2012 partnership tax return.
A copy of the NBAP is being furnished and is attached as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference. In accordance with General Instruction B.2 of Form 8-K, the NBAP shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and such exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statements regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as defined under the federal securities laws, including statements regarding the NBAP. Although management believes that expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to be correct. In addition, these statements are subject to certain risks, uncertainties, and other assumptions that are difficult to predict and may be beyond the Partnership’s control, including certain factors described in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2013 filed on March 11, 2014 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, filed on May 12, 2014, June 30, 2014, filed on August 11, 2014 and September 30, 2014, filed on October 10, 2014.

Investors are encouraged to closely consider the disclosures and risk factors contained in the Partnership’s periodic reports filed from time to time with the Securities and Exchange Commission. The statements made in this Current Report on Form 8-K speak only as of the date hereof. The Partnership undertakes no obligation, unless otherwise required by law, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
EXHIBIT INDEX

Exhibit No.	Description
99.1	American Midstream Partners, L.P. Notice of Beginning of Administrative Proceeding for Tax Year Ended December 31, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Midstream Partners, LP

	By:	American Midstream GP, LLC,
its General Partner

Date: November 19, 2014	By:	/s/ Daniel C. Campbell
	Name:	Daniel C. Campbell
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	American Midstream Partners, L.P. Notice of Beginning of Administrative Proceeding for Tax Year Ended December 31, 2012.